9/04

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Bermuda, Spain and the U.K. Operations include Insurance Companies, Underwriting Agencies and Intermediaries Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity Capital Preservation Diversification of Operations Conservative Investments Cycle Management

SHAREHOLDERS EQUITY ($ in millions) $40 $5 1982 1992 2004 Est. $1,200

INVESTEMENT ASSETS ($ in millions) 1982 $3 1992 $71 $2,200 2004 Estimate

LINES OF BUSINESS (estimated premium in millions) Diversified Financial Products $750 Group Life, Accident & Health $550 Aviation $225 London Market Operations $200 Other Specialty Operations $125

STRONG BALANCE SHEET Conservative Loss Reserves Strong Liquidity Low Risk Investment Portfolio Assets of more than $5.25 Billion Debt to Total Capital ratio of 22%

NET EARNED PREMIUM ($ in millions) $1 $25 $1,000 1982 1992 2004 Estimate

FEE & COMMISSION INCOME ($ in millions) $4 $9 $165 1982 1992 2004 Estimate

INVESTMENT INCOME ($ in millions) $1 $3 $60 1982 1992 2004 Estimate

TOTAL REVENUE ($ in millions) $4 $29 $1,100 1982 1992 2004 Estimate

PERFORMANCE LAST 10 YEARS Increased total revenue every year Increased Book Value per Share every year Lowest ROE of 6% and Average ROE of 14% Able to maintain AA Rating from S&P and A+ from AMB at the same time as achieving Superior Returns

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.